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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 4, 2006



                                      UICI
             (Exact name of registrant as specified in its charter)

         Delaware                   001-14953                75-2044750
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
     of incorporation)                                 Identification Number)



 9151 Grapevine Highway, North Richland Hills, Texas              76180
 ---------------------------------------------------    ------------------------
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (817) 255-5200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                INTRODUCTORY NOTE

On April 5, 2006 (the "Closing Date"), UICI (the "Company" or "UICI") completed its merger (the "Merger") with Premium Acquisition, Inc., Mulberry Acquisition, Inc., and DLJMB IV First Merger Co. Acquisition Inc. (together, the "Merger Cos") pursuant to an Agreement and Plan of Merger, dated as of September 15, 2005, among the Company, the Merger Cos, Premium Finance LLC, Mulberry Finance Co., Inc., and DLJMB IV First Merger LLC (the "Merger Agreement"). The Merger Cos were formed by private equity funds affiliated with The Blackstone Group, wholly-owned subsidiaries of private equity funds affiliated with Goldman Sachs Capital Partners, and private equity funds affiliated with DLJ Merchant Banking Partners. In connection with the Merger, the Company transferred substantially all of its assets and liabilities to HealthMarkets, LLC, a wholly-owned subsidiary of the Company. Immediately following this transfer, each of the Merger Cos was merged with and into the Company.

Additional information relating to the closing of the Merger and related transactions will be reported on a separate Current Report on Form 8-K. This Current Report on Form 8-K relates only to those matters described in Item 1.01 below.



ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

EMPLOYMENT AGREEMENTS

On April 4, 2006, the Company entered into employment agreements with each of the following executive officers:

     o William J. Gedwed, President, Chief Executive Officer and Chairman of the Board of UICI;
     o Phillip J. Myhra, Executive Vice President, Insurance Operations and Risk Management;
     o    Troy A. McQuagge, President, Agency Marketing Group;
     o    William J. Truxal, President, Student Insurance Division;
     o    Timothy L. Cook, President, Star HRG Division;
     o Mark Hauptman, Vice President, Chief Financial Officer and Chief Accounting Officer; and
     o    James N. Plato, President, Life Insurance Division.

The terms of the employment agreements include the following:

     o an initial employment term of two or three years from the Closing Date that automatically renews annually upon the expiration of the initial employment term, unless either party gives notice;
     o an annual base salary not less than the executive's base salary immediately prior to the Merger;
     o eligibility for an annual target bonus ranging from a minimum of 75% of annual base salary up to a maximum of 200% of annual base salary;
     o full change of control parachute excise tax gross-up protection on all payments and benefits due to the executive, including such payments and benefits due to the executive in connection with the Merger, provided, however that following a change of control of the Company (other than the Merger), the Company will be entitled to reduce the executive's payments (but not by more than 10%) if the reduction would allow the avoidance of any excise tax associated with the change of control.

Upon termination of the executive's employment without cause or upon the executive's resignation for good reason, each executive would receive:

     o two times the executive's base salary plus target bonus payable in monthly installments; and

     o continuation of welfare benefits for two years, as well as a pro-rata bonus, based on his target bonus, if such termination occurs after the last day of the first quarter of any fiscal year.

In addition, each executive is subject to two year post-termination non-competition and non-solicitation covenants.

Each executive is also entitled to participate in certain equity compensation plans and other employee benefit plans, and to receive a payment in accordance with the terms of the Company's Success Bonus Plan, effective as of September 14, 2005.

The description of the employment agreements in this Item 1.01 is qualified in its entirety by reference to the text

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of those agreements, which are filed as exhibits to this Form 8-K and incorporated by reference into this Item 1.01.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

See the Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UICI

   Date: April 10, 2006              By: /s/ Mark D. Hauptman
                                        --------------------------------------
                                        Name:   Mark D. Hauptman
                                        Title:  Vice President and Chief
                                                Financial Officer

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                                 EXHIBIT INDEX

 EXHIBIT NO.   DESCRIPTION


    10.1 Employment Agreement, dated as of April 4, 2006, by and between UICI and William J. Gedwed

    10.2 Employment Agreement, dated as of April 4, 2006, by and between UICI and Phillip J. Myhra

    10.3 Employment Agreement, dated as of April 4, 2006, by and between UICI and Troy A. McQuagge

    10.4 Employment Agreement, dated as of April 4, 2006, by and between UICI and William Truxal

    10.5 Employment Agreement, dated as of April 4, 2006, by and between UICI and Mark Hauptman

    10.6 Employment Agreement, dated as of April 4, 2006, by and between UICI and Timothy L. Cook

    10.7 Employment Agreement, dated as of April 4, 2006, by and between UICI and James N. Plato